                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     May 10, 1999
                                                -------------------------------

                            THE TESSERACT GROUP, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MINNESOTA                        1-11111               41-1581297
--------------------------------------------------------------------------------
 (State or other jurisdiction)     (Commission File Number)     (IRS Employer
       of incorporation                                      Identification No.)




          9977 NORTH 90TH STREET
                  NO. 180
            SCOTTSDALE, ARIZONA                       85260
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 (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (480) 767-2300
                                                   --------------------------

         3800 WEST 80TH STREET, SUITE 1400, MINNEAPOLIS, MINNESOTA 55431
-------------------------------------------------------------------------------
                 (Former Address, if Changed Since Last Report)




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Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Effective May 10, 1999, Arthur Andersen LLP has resigned as the independent accountant responsible for auditing the financial statements of the TesseracT Group, Inc. (the "Company"). This resignation was necessary because the Company is negotiating a long-term outsourcing agreement with Arthur Andersen LLP and such firm will begin providing certain accounting and information processing services on an interim basis pending completion of the outsourcing agreement.

                  The reports of Arthur Andersen LLP on the Company's financial statements for the fiscal years ended June 30, 1997 and June 30, 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 1997 and June 30, 1998, and during the subsequent interim period, there have been no disagreements between the Company and Arthur Andersen LLP on any matter concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.


Item 7.    EXHIBITS.

16         Letter regarding change in certifying accountant.

99         Press release dated May 11, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      THE TESSERACT GROUP, INC.



Date:  May 14, 1999                   By /S/ RICHARD C. YONKER
                                         ---------------------------------------
                                            Richard C. Yonker
                                            Chief Financial Officer



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                                  EXHIBIT INDEX



NO.             EXHIBIT                                                         PAGE

16              Letter regarding change in certifying accountant.               Filed
                                                                                Electronically

99              Press release dated May 11, 1999.                               Filed
                                                                                Electronically
